SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         Current Report


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 23, 1998
                        (March 19, 1998)


                KANSAS CITY POWER & LIGHT COMPANY
     (Exact name of registrant as specified in its charter)



                              1-707
                    (Commission file number)


         MISSOURI                                     44-0308720
(State  of  other jurisdiction of                  (I.R.S. Employer
incorporation  or organization)                   Identification No.)


                           1201 Walnut
                  Kansas City, Missouri  64106
            (Address of principal executive offices)


                         (816) 556-2200
      (Registrant's telephone number, including area code)


                         NOT APPLICABLE
  (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

Amended and Restated Agreement and Plan of Merger

      On  March  18, 1998, Kansas City Power & Light Company  and
Western  Resources,  Inc. entered into an  Amended  and  Restated
Agreement and Plan of Merger (the Agreement). The Agreement is filed as an exhibit to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit
    Number
    =======
       2 Amended and Restated Agreement and Plan of Merger by and among Western Resources, Inc., Kansas Gas and Electric Company, NKC, Inc., and Kansas City Power & Light Company, dated as of February 7, 1997, and as amended and restated March 18, 1998.

     99   Press release, dated March 19, 1998, of Kansas City
          Power & Light  Company.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             KANSAS CITY POWER & LIGHT COMPANY

                             /s/ Jeanie Sell Latz
                             Senior Vice President-Corporate Services


Date:     March 23, 1998